Exhibit 10.22

AMENDMENT TO LOAN DOCUMENTS

THIS AMENDMENT TO LOAN DOCUMENTS (this “Amendment” or the “January 2011 Amendment”) is entered into as of January 19, 2011 (the “January 2011 Amendment Date”) by and between, on the one hand, SILICON VALLEY BANK, a California corporation (“Bank”), and, on the other hand, ZTI Merger Subsidiary III, Inc., a Delaware corporation formerly known as Zhone Technologies, Inc. (“ZMS-III”, and also a “Borrower”), and Zhone Technologies, Inc., a Delaware corporation formerly known as Tellium, Inc. (“Zhone”, and also a “Borrower”) (individually and collectively, and jointly and severally, “Borrower”). Borrower’s chief executive office is located at 7195 Oakport Street, Oakland, CA 94621.

RECITALS

A. Bank and Borrower are parties to that certain Second Amended and Restated Loan and Security Agreement with an Effective Date of March 16, 2009 (as amended, modified, supplemented or restated, the “Non-Exim Loan Agreement”) in effect between Bank and Borrower, and that certain Loan and Security Agreement (EXIM FACILITY) with an Effective Date of March 16, 2009 (as amended, modified, supplemented or restated, the “Exim Loan Agreement”) in effect between Bank and Borrower. As used herein, the term “Loan Agreement” means, individually and collectively, the Non-Exim Loan Agreement and the Exim Loan Agreement. Each of the terms “January 2011 Amendment” and “January 2011 Amendment Date,” as respectively defined above, hereby is incorporated into the Loan Agreement.

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to waive the Designated Defaults (as defined in Section 2.1 below) as more fully set forth herein.

D. Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Documents.

2.1 Limited Waiver of Designated Defaults. Borrower has advised Bank that Borrower anticipates that it will fail to comply with the Required EBITDA for any Fiscal Quarter Financial Covenant set forth in Section 6.9(b) of the Non-Exim Loan Agreement for the compliance period ending December 31, 2010 (the “Non-Exim Designated Default”). Borrower has also advised Bank that Borrower anticipates that it will fail to comply with the Required EBITDA for any Fiscal Quarter Financial Covenant set forth in Section 6.9(b) of the Exim Loan Agreement for the compliance period ending December 31, 2010 (the “Exim Designated Default” and together with the Non-Exim Designated Default, the “Designated Defaults”). Bank and Borrower agree that the Designated Defaults are hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of either the Non-Exim Loan Agreement, the Exim Loan Agreement or any related document, nor a waiver of this covenant as of any other date, nor an agreement to waive in the future this covenant or any other provision or term of the Non-Exim Loan Agreement, the Exim Loan Agreement or any related document.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document, as amended.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents (as amended by this Amendment, as applicable) are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment;

4.3 The certificate of incorporation of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been otherwise amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution, delivery and performance by Borrower of this Amendment have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate, in any material respect, any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any its Subsidiaries or any of their property or assets (other than immaterial property and immaterial assets) may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), or (v) constitute an event of default under any material agreement by which Borrower is bound; and

4.5 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Release by Borrower and Guarantor. Each of Borrower and Guarantor (individually and collectively, “Obligor”) hereby agree as follows:

5.1 FOR GOOD AND VALUABLE CONSIDERATION, Obligor hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

5.2 In furtherance of this release, Obligor expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER

MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.” (Emphasis added.)

5.3 By entering into this release, Obligor recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Obligor hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Obligor should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Obligor shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Obligor acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

5.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Obligor acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

5.5 Obligor hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

(a) Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Obligor regarding any fact relied upon by Obligor in entering into this Amendment.

(b) Obligor has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Amendment are contractual and not a mere recital.

(d) This Amendment has been carefully read by Obligor, the contents hereof are known and understood by Obligor, and this Amendment is signed freely, and without duress, by Obligor.

(e) Obligor represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Obligor shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

6. Fee. In consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee in the mutually agreed amount of $10,000.00, which fee shall be earned in full and payable concurrently with the execution and delivery of this Amendment. Such fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge such fee to Borrower’s loan account.

7. Bank Expenses. Borrower shall pay to Bank, when due, all Bank Expenses (including reasonable attorneys’ fees and expenses), when due, incurred in connection with or pursuant to this Amendment.

8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery by each party hereto to Bank of this Amendment.

[Remainder of page intentionally left blank; signature page immediately follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:		BORROWER:

Silicon Valley Bank		ZTI MERGER SUBSIDIARY III, INC., a Delaware corporation

By	/s/ Mike Meier	By	/s/ Kirk Misaka
Name	Mike Meier	Name	Kirk Misaka
Title	Relationship Manager	Title	Chief Financial Officer

ZHONE TECHNOLOGIES, INC., a Delaware corporation

		By	/s/ Kirk Misaka
		Name	Kirk Misaka
		Title	Chief Financial Officer

Signature Page

CONSENT

Each of the undersigned hereby expressly agrees to Section 5 of the foregoing Amendment and acknowledges that its consent to the rest of the foregoing Amendment is not required, but the undersigned nevertheless does hereby agree and consent to the entire foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty, the Guarantor Security Agreement, or any other Loan Documents, executed by the undersigned, all of which are hereby ratified and affirmed.

GUARANTOR:

Paradyne Corporation		Paradyne Networks, Inc.

By	/s/ Kirk Misaka	By	/s/ Kirk Misaka
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Premisys Communications, Inc.		Xybridge Technologies, Inc.

By	/s/ Kirk Misaka	By	/s/ Kirk Misaka
Name	Kirk Misaka	Name	Kirk Misaka
Title	Chief Financial Officer	Title	Chief Financial Officer

Zhone Technologies International, Inc.

By	/s/ Kirk Misaka
Name	Kirk Misaka
Title	Chief Financial Officer

Signature Page